                                                                  CONFORMED COPY



                             RITE AID CORPORATION

                                 Common Stock

                             ____________________

                            Underwriting Agreement
                            ----------------------


                                                               February 11, 1997


Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036


Ladies and Gentlemen:

          1. Subject to all the terms and conditions set forth herein, each of the stockholders named in Schedule I hereto (each a "Selling Stockholder" and collectively the "Selling Stockholders" ) of Rite Aid Corporation, a Delaware corporation (the "Company"), agrees, severally and not jointly, to sell to Morgan Stanley & Co. Incorporated (the "Underwriter"), and the Underwriter agrees to purchase from such Selling Stockholder, at the time and place and at the purchase price to the Underwriter set forth on Schedule II hereto, the number of shares of Common Stock, $1.00 par value (the "Common Stock"), of the Company set forth opposite the name of such Selling Stockholder on Schedule I hereto (the "Securities"). The manner of delivery and payment for the Securities shall be as set forth on Schedule II hereto.

          2. The Company represents and warrants to, and agrees with, the Underwriter and each of the Selling Stockholders that:

          (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-21207) relating to the Securities and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"); such registration statement and any post-effective amendment thereto, in the form heretofore delivered or to be delivered to the Underwriter (with exhibits thereto), has been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has been filed or transmitted for filing with the Commission prior to the effective
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                                                                               2

     date of such registration statement; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission. Any preliminary prospectus in relation to the Securities included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto, as amended at the time such part of the registration statement became effective are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed or transmitted for filing with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus, as the case may be, shall be deemed to include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Securities in the form in which it is first filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the
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                                                                               3

     Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary or make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter or by any Selling Stockholder, for use in the Prospectus as amended or supplemented relating to the Securities;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and
     (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter or by any Selling Stockholder, for use in the Prospectus as amended or supplemented relating to the Securities;

          (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

          (e) The Securities have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; and the Securities conform, in all material respects, to the description thereof contained in the Prospectus as amended or supplemented with respect to the Securities;

          (f) The compliance by the Company with all of the provisions of this Agreement, and the consummation of the transactions herein contemplated will not (1) conflict with or result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a
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     whole, and (2) result in any violation of (A) the provisions of the
     Restated Certificate of Incorporation or By-Laws of the Company or (B) any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, which order, rule or regulation is applicable to the Company; provided, however, that in the case of clause (B) of this paragraph 2(f), this representation, warranty and agreement shall not extend to such violations as would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole;

          (g) No consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as have been, or will have been obtained prior to the "Time of Delivery" (as defined in Section 4), under the Act and such consents, approvals, authorizations, orders, registrations, filings or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter, and except those which, if not obtained, will not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole;

          (h) The Company and its subsidiaries have good and marketable title in fee simple to all real property and title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

          (i) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, and by general equitable principles; and
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          (j) Except as previously disclosed to you in writing, no holder of any security of the Company has any right (except as has been satisfied or waived) to require registration of shares of Common Stock or any other security of the Company because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

          3. Each of the Selling Stockholders represents and warrants to, and agrees with, the Company and the Underwriter that:

          (a) Such Selling Stockholder is the lawful owner of the Securities to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Stock holder will transfer the ownership interest in such Securities, free and clear of all liens, encumbrances, equities and claims whatsoever;

          (b) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder;

          (c) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities and has not effected any sales of shares of Common Stock which, if effected by the issuer, would be required to be disclosed in response to Item 701 of Regulation S-K;

          (d) No consent, approval, authorization or order of, filing with, or qualification of or with any court or governmental agency or body is required to be obtained or made by such Selling Stockholder for the sale of the Securities, except such as have been, or will have been obtained and made under the Act and the Exchange Act prior to the Time of Delivery, and such consents, approvals, authorizations, orders, registrations, filings or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter;

          (e) The sale of the Securities and the compliance by such Selling Stockholder with all of the provisions of this Agreement, and the consummation of the transactions herein contemplated will not (1) result in a breach or violation by such Selling Stockholder of any of the terms or provisions of, or constitute a default by such Selling Stockholder under, any material agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the material property or material assets of such Selling Stockholder is subject, other than, any violations that would not individually or in the aggregate
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     affect such Selling Stockholder's ability to consummate the transactions contemplated by or perform its obligations under this Agreement, and (2) result in any violation of (A) the provisions of the certificate of incorporation, bylaws, partnership agreement or other constituent document, as applicable, of such Selling Stockholder or (B) any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any of its properties, which order, which order, rule or regulation is applicable to such Selling Stockholder; and

          (f) Such Selling Stockholder has duly executed a power of attorney irrevocably appointing Frederick H. Schneider, Jr. its true and lawful attorney-in-fact, with full power and authority to execute, acknowledge and deliver this Agreement on behalf of such Selling Stockholder.

          In respect of any statements in or omissions from the Registration Statement, the Preliminary Prospectus or the Prospectus or any supplement thereto made in reliance upon and in conformity with information furnished in writing to the Company by any Selling Stockholder specifically for use in connection with the preparation thereof, such Selling Stockholder hereby makes the same representations and warranties to the Underwriter as the Company makes to the Underwriter and the Selling Stockholders under subparagraphs (b) and (c) of Section 2.

          4. The Securities to be purchased by the Underwriter from any Selling Stockholder, in definitive form to the extent practicable, and registered in such names as the Underwriter may request upon at least forty-eight hours' prior notice to such Selling Stockholder, shall be delivered by or on behalf of such Selling Stockholder to the Underwriter, against payment by the Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of such Selling Stockholder or, if so requested by such Selling Stockholder, by wire transfer to a bank account designated by such Selling Stockholder, all at the place and time and date specified in Schedule II hereto or at such other place and time and date as the Underwriter, the Company and the Selling Stockholders may agree upon in writing, such time and date being herein called the "Time of Delivery".

          5.  The Company agrees with the Underwriter and each of the Selling
Stockholders:

          (a) To prepare the Prospectus as amended and supplemented in relation to the Securities and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such other time as may be required by Rule 424(b); to advise the Underwriter promptly of any proposal to amend or supplement the
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     Registration Statement or Prospectus as amended or supplemented after the date hereof and prior to the Time of Delivery, and afford the Underwriter a reasonable opportunity to comment on any such proposed amendment or supplement; to advise the Underwriter of any such amendment or supplement promptly after the Time of Delivery for so long as the delivery of a prospectus is required under the Act in connection with the offering or sale of the Securities; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required under the Act in connection with the offering or sale of the Securities, and during such same period to advise the Underwriter, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission; for so long as the delivery of a prospectus is required under the Act in connection with the offering or sale of the Securities, to advise the Underwriter promptly of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction or of the initiation or, if known to the Company, threatening of any proceeding for any such purpose, or of any request by the Commission for amending or supplementing the Registration Statement or Prospectus; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to endeavor to take such action as the Underwriter may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriter may reasonably request and such other jurisdictions as the Company and the Underwriter may agree and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, and provided further that in connection therewith the Company shall not be required to qualify the Securities for offering and sale under the securities laws of any such jurisdiction for a period in excess of nine months after the initial time of issue of the Prospectus as amended or supplemented relating to the Securities;

          (c) To furnish the Underwriter with copies of the Prospectus as amended or supplemented in such quantities as the Underwriter may from
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                                                                               8

     time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act or the Exchange Act, to notify the Underwriter and to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of any amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; provided, however, that in case the Underwriter is required under the Act to deliver a prospectus in connection with the offering or sale of the Securities at any time more than nine months after the date of this Agreement, the costs of such preparation and furnishing such amended or supplemented Prospectus shall be borne by the Underwriter;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

          (e) To otherwise comply with the provisions of Section 7 of the Registration Rights Agreement attached as Appendix A to the Stockholder Agreement dated as of October 13, 1996, between the Company and Green Equity Investors, L.P.

          6. The Company covenants and agrees to pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the Company's preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and, subject to the proviso of Section 5(c), the Prospectus and amendments and supplements thereto and the mailing and delivery of copies thereof to the Underwriter and dealers; (ii) the cost of printing or otherwise producing this Agreement, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) subject to the proviso of Section 5(b), all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof,
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including the reasonable fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (v) any cost of preparing certificates for the Securities;
(vi) the fees and expenses of any transfer agent and registrar for the Securities; and (vii) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 10 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel and any advertising expenses connected with any offers it may make. It is further understood that, notwithstanding the foregoing, each Selling Stockholder will pay (i) the fees, disbursements and expenses of counsel for such Selling Stockholder and (ii) all underwriting discounts and commissions and transfer taxes, if any, and other fees, costs and expenses of such Selling Stockholder relating to the sale or disposition of the Securities.

          7. The obligations of the Underwriter shall be subject to the condition that all representations and warranties and other statements of the Company and each of the Selling Stockholders herein or incorporated by reference herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and each of the Selling Stockholders shall have performed in all material respects all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to the Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened by the Commission;

          (b) Cravath, Swaine & Moore, counsel for the Underwriter, shall have furnished to the Underwriter such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Underwriter may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Franklin C. Brown, Executive Vice President and Chief Legal Officer of the Company, or Elliot S. Gerson, Senior Vice President and Assistant Chief Legal Counsel of the Company, shall have furnished to the
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     Underwriter his written opinion, dated the Time of Delivery, in form and substance satisfactory to the Underwriter, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

               (ii) The Company has corporate power and corporate authority to own, lease and operate its properties and conduct its business as described in the Prospectus;

               (iii) To the best of his knowledge, the Company is qualified to do business, and is in good standing, as a foreign corporation under the laws of each jurisdiction in which such qualification is required or, if not so qualified and in good standing in any such jurisdiction, such failure to be so qualified and in good standing, as of the date of such opinion, will not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole;

               (iv) Each Significant Subsidiary (as defined in Rule 405 of Regulation C under the Act) of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, has corporate power and corporate authority to own, lease and operate its properties and conduct its business as described in the Prospectus, and, to the best of his knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and all of such capital stock, to the best of his knowledge and information, is owned by the Company free and clear of any pledge, lien, encumbrance, claim or equity;

               (v) To the best of his knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or threatened involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement or Prospectus which are not adequately disclosed in the Registration Statement or Prospectus;

               (vi) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly
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                                                                              11

          executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Company's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally, and by general equitable principles;

               (vii) The Securities have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; and the Securities conform in all material respects to the description thereof in the Prospectus as amended or supplemented with respect to the Securities;

               (viii) The compliance by the Company with all of the provisions of this Agreement, and the consummation of the transactions herein contemplated will not (1) conflict with or result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument known to him to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole, or (2) result in any violation of (A) the provisions of the Restated Certificate of Incorporation or By-Laws of the Company or (B) any statute, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties which order, rule or regulation is applicable to the Company, except with respect to clause (B) of this paragraph (viii)(2), such violations as would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole;

               (ix) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or omitted therefrom, as to which he need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the

          Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

               (x) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and sale and distribution of the Securities by the Underwriter, and except those which, if not obtained, will not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole; and

               (xi) Except as described in such opinion letter, no holder of any security of the Company has any right (except as has been satisfied or waived) to require registration of shares of Common Stock or any other security of the Company because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

          In addition, he shall state that nothing has been brought to his attention that would cause him to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or omitted therefrom, as to which he need express no view), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date or at the Time of Delivery, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or excluded therefrom, as to which he need express no view) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; he shall also state that he does not know of any contract or other document (i) of a character required to be filed as an exhibit to the Registration Statement or to any of the documents incorporated by reference into the Prospectus as amended or supplemented or (ii) required to be incorporated by reference into the Prospectus as amended or supplemented, which is not so filed or incorporated, as the case may be.

          In rendering this opinion required by subsection (c) of this Section, such counsel may rely (A) as to any matter to which you consent (which consent shall not be unreasonably withheld), to the extent specified in his opinion, upon the opinions of other counsel whom such counsel believes to be reliable, provided that such counsel shall state that he and you are justified in relying on such opinions and (B) as to matters of fact, upon certificates of officers and representatives of the Company and of public officials, and will not be required to verify independently the accuracy or completeness of information or documents furnished to him with respect to the Registration Statement or the Prospectus.

          (d) Jones, Day, Reavis & Pogue, special counsel for the Company, shall have furnished to the Underwriter their written opinion, dated the Time of Delivery, in form and substance satisfactory to the Underwriter, to the effect that:

               (i) The Securities conform in all material respects to the description thereof in the Prospectus as amended or supplemented with respect to the Securities; and

               (ii) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or omitted therefrom, as to which such counsel need express no opinion) as of their respective effective or issue dates appeared to be appropriately responsive in all material respects with the requirements of the Act and the rules and regulations thereunder.

          In addition, such counsel shall state that nothing has been brought to the attention of such counsel that would cause such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or omitted therefrom, as to which such counsel need express no view), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date or at the Time of Delivery, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related notes, the financial statement schedules and the other financial data included therein or excluded therefrom, as to which such counsel need express no view) contained or contains an untrue statement or a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          In rendering the opinion required by subsection (d) of this Section, Jones, Day, Reavis & Pogue may rely upon or may assume the accuracy of matters
(A) involving the application of laws of any jurisdiction other than the United States or New York and as to any other matter to which you consent (which consent shall not be unreasonably withheld), to the extent specified in such opinion, upon the opinions of other counsel whom such counsel believes to be reliable, provided that such counsel shall state that such counsel and you are justified in relying on such opinions and (B) of fact upon certificates of officers and representatives of the Company and of public officials, and will not be required to verify independently the accuracy or completeness of information or documents furnished to such counsel with respect to the Registration Statement or the Prospectus.

          (e) Counsel for each Selling Stockholder shall have furnished to the Underwriter his or her written opinion, dated the Time of Delivery, in form and substance satisfactory to the Underwriter, to the effect that:

               (i) Such Selling Stockholder has the corporate power and corporate authority to sell, assign, transfer and deliver the Securities as of the Time of Delivery;

               (ii) Assuming that the Underwriter acquired its interest in the Securities in good faith and without notice of any adverse claims, upon delivery of the Securities to the Underwriter endorsed to the Underwriter or in blank in the State of New York, the Underwriter acquired all of such Selling Stockholder's rights in the Securities and acquired its interest in the Securities free of any adverse claims (within the meaning of Section 8-302 of the Uniform Commercial Code as in effect on the date hereof in the State of New York);

               (iii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and sale and distribution of the Securities by the Underwriter;

               (iv) The compliance by such Selling Stockholder with all of the provisions of this Agreement, and the consummation of the transactions herein contemplated will not (1) conflict with or result in a breach of violation by such Selling Stockholder of any of the terms or provisions of, or constitute a default by such Selling Stockholder under, any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument known to him to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, or (2) result in any violation of (A) the provisions of the certificate of incorporation, bylaws, partnership agreement or other constituent document of such Selling Stockholder, as applicable, or (B) any statute, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any of its properties which order, rule or regulation is applicable to such Selling stockholder; and

               (v) This Agreement has been duly authorized, executed and delivered by such Selling Stockholder.

               In rendering the opinion required by subsection (e) of this Section, such counsel may rely (A) as to any matter to which you consent (which consent shall not be unreasonably withheld), to the extent specified in such opinion, upon the opinions of other counsel whom such counsel believes to be reliable, provided that such counsel shall state that such counsel and you are justified in relying on such opinions and (B) as to matters of fact, upon certificates of officers and representatives of such Selling Stockholder and of public officials, and will not be required to verify independently the accuracy or completeness of information or documents furnished to such counsel with respect to the Registration Statement or the Prospectus.

          (f) On the date hereof and at the Time of Delivery, KPMG Peat Marwick shall have furnished to the Underwriter a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated the Time of Delivery, respectively, in form and substance satisfactory to the Underwriter, and with respect to such letter dated the Time of Delivery, as to such other matters as the Underwriter may reasonably request and in form and substance satisfactory to the Underwriter;

          (g) Since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any material adverse change in the financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described above, is in the reasonable judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

          (h) On or after the date hereof, no downgrading shall have occurred in the rating accorded the Company's debt securities by either the Standard & Poor's Corporation or Moody's Investors Service, Inc., no threat shall have been made of such downgrading or of placing the Company under special surveillance by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), no notice shall have been given of any intended or potential downgrading in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change; and the Company shall not have knowledge of any facts or circumstances that are likely to cause such downgrading, threatened downgrading or the placing of the Company under special surveillance;

          (i) On or after the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in clauses (i), (ii) or (iii), in the reasonable judgment of the Underwriter, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated by the Prospectus as amended or supplemented;

          (j) The Company shall have furnished or caused to be furnished to the Underwriter at the Time of Delivery a certificate or certificates of the President or a Vice President of the Company and of the principal financial officer of the Company as to the accuracy of the representations and warranties of the Company herein at and as of the Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as the Underwriter may reasonably request;

          (k) Each Selling Stockholder shall have furnished or caused to be furnished to the Underwriter at the Time of Delivery a certificate or certificates of the President or a Vice President of such Selling Stockholder if such Selling Stockholder is a corporation, by the General Partner of such Selling Stockholder if such Selling Stockholder is a partnership or by such Selling Stockholder if such Selling Stockholder is a natural person and of the principal financial officer of such Selling Stockholder, if applicable, as to the accuracy of the representations and warranties of such Selling Stockholder herein at and as of the Time of Delivery, as to the performance by such Selling Stockholder of all of its obligations hereunder to be performed at or prior to the Time of Delivery and as to such other matters as the Underwriter may reasonably request;

          (l) The obligations of the Underwriter to any Selling Stockholder under this Agreement shall be subject to the condition that, at the Time of Delivery, all conditions to the Underwriter's obligations to purchase Securities from the other Selling Stockholders shall have been satisfied; provided, that this condition shall be deemed satisfied if (i) all conditions to the Underwriter's obligations to purchase at least 3,000,000 Securities in the aggregate from all of the Selling Stockholders have been satisfied, and (ii) the number of Securities with respect to which the Underwriter's obligations to purchase have not been satisfied shall be 300,000 or less; and provided, further, that this condition shall not be waived by the Underwriter without the prior consent of Jones, Day, Reavis & Pogue and of Cravath, Swaine & Moore; and

          (m) In the event the Underwriter declines to purchase the Securities pursuant to Section 7(l) of this Agreement, then this Agreement shall terminate, without liability on the part of the Company, any Selling Stockholder or the Underwriter, except as provided in Sections 6, 8 and 10 hereof.

          8. (a) The Company will indemnify and hold harmless each Selling Stockholder, its officers, directors, agents, and each person who controls such Selling Stockholder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), against any losses, claims, damages or liabilities, joint or several, to which such party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any violation by the Company (or its officers, directors, agents or controlling persons) of any federal or state law, rule or regulation applicable to the Company and relating to any action required or inaction by such party in connection with or relating to the Registration Statement, or (ii) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (x) in the case of the Registration Statement, not misleading and (y) in the case of any Prospectus, in light of the circumstances in which they were made, not misleading, and will reimburse such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such indemnified party for inclusion therein; and provided, further, that the Company shall not be liable to any indemnified party under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus or any preliminary prospectus supplement to the extent that any such loss, claim, damage or liability of such indemnified party results from the fact that the Underwriter sold the Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to the Underwriter and the loss, claim, damage or liability of such indemnified party results from an untrue or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Prospectus or any preliminary prospectus supplement which was corrected in the Prospectus (or the Prospectus as amended or supplemented). The Company will indemnify the Underwriter, its officers, directors, agents, and each person who controls the Underwriter (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) to the same extent (and subject to the same limitations and provisos) as provided above, but only with respect to losses, claims, damages or liabilities (or actions in respect thereof) arising out of the circumstances set forth in clause (ii) above.

          (b) Each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, its officers, directors, agents, and each person who controls the Company (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), against any losses, claims, damages or liabilities to which such party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any violation by such party of any federal or state law, rule or regulation relating to action required of or inaction by such party in connection with its offer and sale of the Securities and (ii) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (x) in the case of the Registration Statement, not misleading and (y) in the case of any Prospectus, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder for inclusion therein; and will reimburse the indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim as such expenses are incurred. Each Selling Stockholder, severally and not jointly, will indemnify the Underwriter, its officers, directors, agents, and each person who controls the Underwriter (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) to the same extent (and subject to the same limitations and provisos) as provided above, but only with respect to losses, claims, damages or liabilities (or actions in respect thereof) arising out of the circumstances set forth in clause (ii) above.

          (c) The Underwriter will indemnify and hold harmless the Company and the Selling Stockholders and any of their officers, directors, agents, and controlling persons (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), against any losses, claims, damages or liabilities to which such party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of any Prospectus, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Underwriter for inclusion therein; and will reimburse the indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim as such expenses are incurred.

          (d)  Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall any indemnifying party be liable for the fees and expenses of more than one counsel (in addition to local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. In no event shall an indemnifying party be liable with respect to any action or claim settled without its written consent.

          (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party is not entitled to receive the indemnification provided for in subsection (a) above because of the second proviso thereof or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. Notwithstanding the foregoing, as between the Company and the Selling Stockholders, contribution shall be in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and indemnified party on the other in connection with the actions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, including the extent to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any Preliminary Prospectus or any preliminary prospectus supplement result from the fact that the Underwriter sold the Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), if the Company has previously furnished copies thereof to the Underwriter. The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages (other than amounts paid or incurred without the consent of the indemnifying party as provided in this Section 8) which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Company and the Selling Stockholders in this subsection (e) to contribute are several and not joint. No indemnifying party will be liable for contribution with respect to any action or claim settled without its written consent.

          (f) In no event will any Selling Stockholder be liable or required to indemnify for or contribute any amount under this Section 8 in respect of any untrue or alleged untrue statement or omission or alleged omission for amounts in excess of the total price at which the Securities sold by such Selling Stockholder were offered to the public, minus the underwriting discounts and commissions paid thereon to the Underwriter by such Selling Stockholder.

          (g) The provisions of this Section 8 will be in addition to any liability which any indemnifying party may have to any indemnified party and will survive the termination of this Agreement.

          9. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any officer or director or controlling person of the Underwriter, the Company, or any officer or director or controlling person of the Company, or any Selling Stockholder or any officer or director or controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Securities.

          10. If the Securities are not delivered by or on behalf of any Selling Stockholder as provided herein, such Selling Stockholder will reimburse the Underwriter for all reasonable out-of-pocket expenses approved in writing by the Underwriter, including reasonable fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of such Securities, but such Selling Stockholder shall then be under no further liability to the Underwriter with respect to such Securities except as provided in Section 6 and Section 8 hereof.

          11. The Company, each Selling Stockholder and the Underwriter agree that, for purposes of Sections 2, 3 and 8 of this Agreement, the only written information furnished to the Company by such Selling Stockholder specifically for use in the Registration Statement, the Prospectus or any prospectus supplement is that set forth: (a) in the first sentence of the first paragraph of the cover page of the Prospectus, but only as it relates to such Selling Stockholder; (b) in the third, fourth and fifth paragraphs of the cover page of the Prospectus, but only as it relates to such Selling Stockholder; (c) under the caption "Selling Stockholders" in the Prospectus, but only as it relates to such Selling Stockholder (and except for footnote 2 therein and the column entitled "Percentage"); (d) under the caption "Plan of Distribution" in the Prospectus, but only as it relates to such Selling Stockholder; (e) in the fourth-to-last paragraph of the cover page of the prospectus supplement dated February 11, 1997, with respect to the Securities (the "Prospectus Supplement"), but only as it relates to such Selling Stockholder; (f) in the second-to-last paragraph of the cover page of the Prospectus Supplement, but only as it relates to such Selling Stockholder; (g) in the last sentence of the last paragraph of the cover page of the Prospectus Supplement, but only as it relates to such Selling Stockholder; (h) under the caption "Selling Stockholders" in the Prospectus Supplement, but only as it relates to such Selling Stockholder (and except for footnote 1 therein and the columns entitled "Percentage"); and (i) in the first and second paragraphs under the caption "The Underwriter" in the Prospectus Supplement, but only as it relates to such Selling Stockholder.

          12. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to the address as set forth on the first page of this Agreement; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Legal Officer; and if to the Selling Stockholders shall be delivered or sent by mail, telex or facsimile transmission to the care of Leonard Green & Associates, L.P., 333 South Grand Avenue, Suite 5400, Los Angeles, CA 90071. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company, each of the Selling Stockholders and, to the extent provided in Section 8 and Section 9 hereof, the officers, directors and agents of the Company, the Underwriter or the Selling Stockholders and each person who controls the Company, the Underwriter or the Selling Stockholders and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any Securities from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          14. The sale of the Securities of any Selling Stockholder pursuant to the terms of this Agreement shall be considered separate from the sale of the Securities of any other Selling Stockholder and the obligations of each of the Selling Stockholders under this Agreement shall be several and not joint. This Agreement shall for all purposes be construed and deemed to be a series of separate agreements between the Underwriter and each of the Selling Stockholders, acting severally and not jointly with the other Selling Stockholders. Notwithstanding the foregoing, the obligations of the Underwriter to any Selling Stockholder under this Agreement shall be subject to the condition contained in Section 7(l) hereof.

          15. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                    Very truly yours,


                                    RITE AID CORPORATION,


                                       by:
                                            /s/ Elliot S. Gerson
                                            ---------------------------------
                                            Name:   Elliot S. Gerson
                                            Title:  Senior Vice President
                                                    and Assistant Chief
                                                    Legal Counsel

                                    BANKAMERICA CAPITAL CORPORATION,


                                       by:
                                            /s/ Frederick H. Schneider, Jr.
                                            ------------------------------------
                                            Name:  Frederick H. Schneider, Jr.
                                            Title: Attorney-in-Fact

                                    LANDMARK EQUITY PARTNERS III, L.P.,


                                       by:
                                            /s/ Frederick H. Schneider, Jr.
                                            ------------------------------------
                                            Name:  Frederick H. Schneider, Jr.
                                            Title: Attorney-in-Fact

                                    LANDMARK EQUITY PARTNERS IV, L.P.,


                                       by:
                                            /s/ Frederick H. Schneider, Jr.
                                            -------------------------------
                                            Name:  Frederick H. Schneider, Jr.
                                            Title: Attorney-in-Fact

                                    MIDLAND MONTAGU PRIVATE EQUITY INC.,


                                       by:
                                            /s/ Frederick H. Schneider, Jr.
                                            ------------------------------------
                                            Name:  Frederick H. Schneider, Jr.
                                            Title: Attorney-in-Fact

                                    O&M INVESTMENT PARTNERS,


                                       by:
                                            /s/ Frederick H. Schneider, Jr.
                                            ------------------------------------
                                            Name:  Frederick H. Schneider, Jr.
                                            Title: Attorney-in-Fact

                                    ROBERT FLEMING NOMINEES LIMITED,


                                       by:
                                            /s/ Frederick H. Schneider, Jr.
                                            ------------------------------------
                                            Name:  Frederick H. Schneider, Jr.
                                            Title: Attorney-in-Fact

                                    THE NIPPON CREDIT BANK, LTD.,


                                       by:
                                            /s/ Frederick H. Schneider, Jr.
                                            ------------------------------------
                                            Name:  Frederick H. Schneider, Jr.
                                            Title: Attorney-in-Fact

                                    WELLS FARGO & COMPANY,


                                       by:
                                            /s/ Frederick H. Schneider, Jr.
                                            ------------------------------------
                                            Name:  Frederick H. Schneider, Jr.
                                            Title: Attorney-in-Fact

Accepted as of the
date hereof:

Morgan Stanley & Co. Incorporated


by:
   /s/ William H. Wright II
   ------------------------------
   Name:   William H. Wright II
   Title:  Principal

                                  SCHEDULE I


Selling Stockholder                        Number of Securities to be Sold
-------------------                        -------------------------------
BankAmerica Capital Corporation....................................791,772
Landmark Equity Partners III, L.P............................... 1,060,409
Landmark Equity Partners IV, L.P....................................56,555
Midland Montagu Private Equity Inc.................................353,470
O&M Investment Partners.............................................34,621
Robert Fleming Nominees Limited.....................................53,020
The Nippon Credit Bank, Ltd........................................176,735
Wells Fargo & Company..............................................883,674
                                                                 ---------
  Total..........................................................3,410,256
                                                                 =========

                                  SCHEDULE II


Purchase Price by Underwriter:               $40.385  per share

Specified Funds for Payment of               Immediately available funds
Purchase Price:                              (by wire transfer)

Time of Delivery:                            February 19, 1997

Closing Location:                            Cravath, Swaine & Moore
                                             Worldwide Plaza
                                             825 Eighth Avenue
                                             New York, NY 10019-7475